Smith Barney Principal
                 Return Fund

                 Security and
                 Growth Fund

                 A N N U A L  R E P O R T

                 November 30, 1999

                 [LOGO] Smith Barney
                        Mutual Funds

             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

Smith Barney                              [PHOTO]          [PHOTO]
Principal Return
Fund                                      HEATH B.         JOHN G.
                                          MCLENDON         GOODE

                                          Chairman         Vice President and
                                                           Investment Officer

Dear Shareholder:

We are pleased to present the annual report for the Smith Barney Principal Return Fund - Security and Growth Fund ("Fund") for the year ended November 30, 1999. We hope you find this report useful and informative. In this report, we comment on how the Fund has performed and our near-term expectations for the financial markets. For your convenience, a detailed summary of the Fund's historical performance as well as its current holdings can be found in the appropriate sections that follow. Any discussion of the Fund's holdings is as of November 30, 1999. Please refer to pages 7 and 8 for a list of the Fund's holdings.

Performance Update

The opening lines of Charles Dickens' A Tale of Two Cities begins with the sentence: "It was the best of times, it was the worst of times." In our view, this phrase captures the essence of the Security and Growth Fund's performance during its fiscal year.

For the year ended November 30, 1999, the Fund returned 13.47%, excluding the effects of sales charges. (For additional Fund performance information, please refer to page five). The closest benchmark to the portfolio of stocks held in the Fund is the Russell 2000 Index. (The Russell 2000 Index is made up of 2,000 smaller-capitalized U.S.-based companies whose common stocks trade on either the New York, American or Nasdaq stock exchanges.) The Russell 2000 Index returned 15.67% during the one-year period under review.

As of November 30, 1999, the portfolio held roughly 53% of its assets in zero coupon strips, maturing in the year 2005. These are held in order to assure that sufficient assets are available to return an investor's original principal in the unlikely event all common stocks in the portfolio were to lose 100% of their value. Approximately 40% of assets were invested in a


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                             1
portfolio of small- and mid-cap stocks, areas of the market that represent what we think are solid investment opportunities.

Technology

During the period, the Fund was overweighted in technology stocks and our stock selections did very well relative to the sector in general. We are pleased to report that Cypress Semiconductor, Adobe Systems, and, recently, Geoworks, have appreciated in excess of 100% since the beginning of 1999. Because of the tremendous enthusiasm and euphoria that seems to surround many technology issues today, we have been "leaning against the wind" and taking a few profits while still maintaining a large presence in the sector.

The technology stocks in the portfolio were purchased in 1997 through 1998 at a time when investor expectations were very low and their prices were depressed. Cypress and Adobe Systems have made the transition from being considered "broken growth stocks" to now being thought of as dynamic plays by many investors as specialty semiconductor and software opportunities, respectively. In recent weeks, Geoworks seems to have been "discovered" by many Internet investors, rising from $4 to approximately $9 as of the writing of this report.

Health Care

Until recently, our health care exposure was modest because of the sector's high valuations. However, a number of leading companies in drug distribution, hospital management and HMOs (health maintenance organizations) generally sold off to the point where we felt their valuations were more attractive. Many of the companies saw their stock prices decline 50% or more since the end of last year. During the period, we established new positions in AmeriSource Health, Health Management Systems, Foundation Health and McKesson.

Basic Materials-Energy

With the world economy beginning to grow again, we think that the prospects have improved substantially for many companies in the basic materials and energy sectors. These sectors accounted for 22% of the Standard & Poor's 500 Index ("S&P 500") in 1990 and today represent just over 9% of the Index. (The S&P 500 Index is a capitalization-weighted index measure of 500 widely held common stocks.) Earnings are improving dramatically for many companies and the level of merger and acquisition ("M&A") activity is increasing rapidly. In addition, many companies are using cash flow to repurchase shares.


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

Our largest holding in basic materials is Smurfit-Stone, a major producer of corrugated and containerboard products. Prices are rising and Smurfit-Stone's earnings and cash flows should be positively affected by this trend. In basic materials, other substantial holdings in the Fund include Engelhard Corp., Brush Wellman and IMC Global. Union Pacific Resources and R&B Falcon, a drilling rig company, are our largest holdings in energy.

Looking Ahead at the New Millennium

In our opinion, winning investment strategies for many investors in the next five years may differ from those that produced solid results in recent years. The best news probably is behind us with regard to inflation and interest rates and it was positive news on these fronts that helped cause Price/Earnings ("P/E") ratios for the S&P 500 Index to double between 1994 through 1999. (A P/E ratio is the price of the stock divided by the earnings per share.)

We think that it is unlikely that P/E ratios will double from 28X earnings today to something in excess of 50X earnings in 2004. In fact, we anticipate some P/E compression among large-cap growth stocks in the next few years and single-digit returns from these types of stocks in the future. Rising earnings may be partially offset rather than augmented by P/E contraction.

While no guarantees can be given, chances are very good that small- and mid-cap stocks will perform well relative to larger-sized companies over the next three to five years. The valuations between small- and large-sized companies are greater than at any time in the last 40 years. In our view, it will take little in the way of funds flows to begin to change these relative valuations in favor of smaller-company performance. Even if large mutual funds do not become major investors, share repurchases, LBOs (leveraged buyouts) and M&A activity should be sufficient to provide the necessary capital to improve the valuations of many small- and mid-cap stocks.

Our main message to shareholders is that the investment "rear view mirror" may be a poor guide to achieving acceptable absolute and relative investment performance over the next few years. And while past performance is never indicative of future results, we firmly believe our extensive experience as investors (i.e., 30 or more years) in analyzing the stock market and its changing characteristics has given us the necessary flexibility and skills to prudently manage your assets over time.


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                             3

Thank you for your investment in the Smith Barney Principal Return Fund - Security and Growth Fund. We look forward to help you achieve your financial goals in the new century.

Sincerely,

/s/ Heath B. McLendon                  /s/ John G. Goode

Heath B. McLendon                      John G. Goode
Chairman                               Vice President and
                                       Investment Officer


December 8, 1999


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                    Net Asset Value
                   ------------------
                   Beginning     End      Income     Capital Gain      Total
Year Ended          of Year    of Year   Dividends   Distributions   Returns(1)
================================================================================
11/30/99            $ 8.73     $ 9.56      $0.31        $0.00          13.47%
--------------------------------------------------------------------------------
11/30/98             10.12       8.73       0.28         0.08         (10.43)
--------------------------------------------------------------------------------
11/30/97             10.22      10.12       0.03         1.75          16.42
--------------------------------------------------------------------------------
11/30/96             10.68      10.22       0.62         0.99          11.15
--------------------------------------------------------------------------------
3/30/95* - 11/30/95   9.60      10.68       0.00         0.14          12.70+
================================================================================
Total                                      $1.24        $2.96
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                               Without              With
                                           Sales Charges(1)    Sales Charges(2)
================================================================================
Year Ended 11/30/99                             13.47%               N/A
--------------------------------------------------------------------------------
3/30/95* through 11/30/99                        8.78               7.84%
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                                    Without
                                                               Sales Charges(1)
================================================================================
3/30/95* through 11/30/99                                            48.22%
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, shares reflect the deduction of the maximum initial sales charge of 4.00% which was applicable during the initial offering period.
+ Total return is not annualized, as it may not be representative of the total return for the year.
*     Commencement of operations.


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                             5

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
               Security and Growth Fund vs. Russell 2000 Index and
            Lehman Brothers Intermediate Term Government Bond Index+
--------------------------------------------------------------------------------
                           March 1995 -- November 1999

                      <PLOT POINTS TO COME FOR LINE CHART>

+ Hypothetical illustration of $10,000 invested in shares of the Security and Growth Fund from March 30, 1995 (commencement of operations), assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 1999. The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. Government Treasury and Agency Securities. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. An investor may not invest directly in an index.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        November 30, 1999
--------------------------------------------------------------------------------

     SHARES                         SECURITY                             VALUE
================================================================================
COMMON STOCK -- 39.9%
Basic Materials -- 2.4%
      50,000  Brush Wellman Inc.                                    $   812,500
      20,000  Precision Castparts Corp.                                 543,750
      50,000  Wolverine Tube Inc. (a)                                   759,375
--------------------------------------------------------------------------------
                                                                      2,115,625
--------------------------------------------------------------------------------
Building - Manufactured Housing -- 1.1%
     100,000  Clayton Homes, Inc.                                     1,018,750
--------------------------------------------------------------------------------
Chemicals -- 1.8%
      50,000  Engelhard Corp.                                           840,625
      50,000  IMC Global Inc.                                           806,250
--------------------------------------------------------------------------------
                                                                      1,646,875
--------------------------------------------------------------------------------
Computer Peripheral -- 0.6%
      75,000  Quantum Corp. - Hard Disk Drive (a)                       515,625
--------------------------------------------------------------------------------
Computer Software -- 7.9%
      50,000  Adobe Systems, Inc.                                     3,434,375
     550,000  Geoworks Corp. (a)                                      3,626,563
--------------------------------------------------------------------------------
                                                                      7,060,938
--------------------------------------------------------------------------------
Electronics - Semiconductors -- 5.4%
     175,000  Cypress Semiconductor Corp. (a)                         4,768,750
   6,090,908  Power Spectra, Inc. (a)(b)                                 60,909
--------------------------------------------------------------------------------
                                                                      4,829,659
--------------------------------------------------------------------------------
Energy -- 2.9%
   1,035,000  Abacan Resource Corp. (a)                                 124,200
      80,000  R&B Falcon Corp. (a)                                      990,000
      50,000  Santa Fe Snyder Corp. (a)                                 400,000
      85,000  Union Pacific Resources Group Inc.                      1,110,312
--------------------------------------------------------------------------------
                                                                      2,624,512
--------------------------------------------------------------------------------
Financial -- 4.0%
      60,700  The First American Financial Corp.                        781,512
      27,000  The PMI Group, Inc. (c)                                 1,348,313
      30,000  Radian Group Inc.                                       1,466,250
--------------------------------------------------------------------------------
                                                                      3,596,075
--------------------------------------------------------------------------------
Health Care -- 9.2%
     150,000  AmeriSource Health Corp. (a)                            1,856,250
     190,000  Foundation Health Systems Inc., Class A Shares (a)(c)   1,603,125
     150,000  Health Management Associates, Inc. (a)                  1,846,875
      40,000  McKesson HBOC, Inc.                                       935,000
     155,000  Onyx Pharmaceuticals Inc. (a)                           1,336,875
      70,000  Rexall Sundown, Inc. (a)                                  717,500
--------------------------------------------------------------------------------
                                                                      8,295,625
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                             7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1999
--------------------------------------------------------------------------------

     SHARES                         SECURITY                             VALUE
================================================================================
Packaging - Containers -- 1.1%
      50,000  Smurfit-Stone Container Corp. (a)                    $   959,375
--------------------------------------------------------------------------------
Retail -- 0.8%
     100,000  Pier 1 Imports Inc.                                      693,750
--------------------------------------------------------------------------------
Telecommunications -- 2.7%
     200,000  Premisys Communications, Inc. (a)                      1,987,500
      50,000  Rostelecom-Sponsored ADR (a)(c)                          415,625
--------------------------------------------------------------------------------
                                                                     2,403,125
--------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost -- $33,617,294)                                 35,759,934
================================================================================
PREFERRED STOCK -- 0.8%
      95,000  USX Corp., 6.750% Exchangeable
                (Cost -- $973,750)                                     670,700
================================================================================
WARRANTS -- 0.2%
     125,000  Aphton Corp. expiring 9/14/02 with an
                exercise price of $12.50 (Cost -- $0) (a)(b)           187,500
================================================================================
      FACE
     AMOUNT                         SECURITY                             VALUE
================================================================================
U.S. TREASURY STRIPS -- 53.1%
 $68,000,000  U.S. Treasury Strips, zero coupon due 8/15/05
                (Cost -- $45,001,389)                               47,597,280
================================================================================
REPURCHASE AGREEMENT -- 6.0%
   5,375,000  Goldman, Sachs & Co., 5.630% due 12/1/99;
              Proceeds at maturity -- $5,375,841;
              (Fully collateralized by U.S. Treasury Notes and
              Bonds, 5.250% to 11.875% due 11/30/00 to 11/15/28;
              Market value -- $5,482,512) (Cost -- $5,375,000)       5,375,000
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $84,967,433*)                               $89,590,414
================================================================================
(a)   Non-income producing security.
(b)   Security is valued by the Fund's Board of Trustees (See Note 6).
(c)   All or a portion of this security is on loan (See Note 7).
*     Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            November 30, 1999
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $84,967,433)                     $89,590,414
   Cash                                                                    810
   Collateral for securities on loan (Note 7)                        3,463,000
   Dividends and interest receivable                                     4,141
--------------------------------------------------------------------------------
   Total Assets                                                     93,058,365
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 7)                           3,463,000
   Payable for securities purchased                                    473,438
   Distribution fees payable                                           232,135
   Payable for Fund shares purchased                                   131,319
   Management fees payable                                              37,999
   Accrued expenses                                                     43,379
--------------------------------------------------------------------------------
   Total Liabilities                                                 4,381,270
--------------------------------------------------------------------------------
Total Net Assets                                                   $88,677,095
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                      $     9,274
   Capital paid in excess of par value                              80,175,961
   Undistributed net investment income                               3,250,729
   Accumulated net realized gain from security transactions
      and options                                                      618,150
   Net unrealized appreciation of investments                        4,622,981
--------------------------------------------------------------------------------
Total Net Assets                                                   $88,677,095
================================================================================
Shares Outstanding                                                   9,273,896
--------------------------------------------------------------------------------
Net Asset Value (and redemption price)                                   $9.56
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                             9

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended November 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                       $  4,037,050
   Dividends                                                           165,374
--------------------------------------------------------------------------------
   Total Investment Income                                           4,202,424
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                            505,103
   Distribution fees (Note 2)                                          252,552
   Shareholder and system servicing fees                               102,497
   Audit and legal                                                      40,830
   Trustees' fees                                                       12,543
   Shareholder communications                                            6,898
   Custody                                                               5,621
   Other                                                                 5,615
--------------------------------------------------------------------------------
   Total Expenses                                                      931,659
--------------------------------------------------------------------------------
Net Investment Income                                                3,270,765
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND OPTIONS (NOTES 3 AND 5):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)         9,900,002
     Purchased options                                                (411,003)
     Written options                                                  (981,017)
--------------------------------------------------------------------------------
   Net Realized Gain                                                 8,507,982
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                               4,058,481
     End of year                                                     4,622,981
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                             564,500
--------------------------------------------------------------------------------
Net Gain on Investments and Options                                  9,072,482
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $ 12,343,247
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                For the Years Ended November 30,
                                                        1999          1998
================================================================================
OPERATIONS:
  Net investment income                             $ 3,270,765   $  4,661,598
  Net realized gain (loss)                            8,507,982     (7,832,521)
  Increase (decrease) in net unrealized
    appreciation                                        564,500    (15,570,740)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations  12,343,247    (18,741,663)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                              (4,135,024)    (5,551,293)
  Net realized gains                                         --     (1,372,771)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                    (4,135,024)    (6,924,064)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                       54,767             --
  Net asset value of shares issued
    for reinvestment of dividends                     4,000,610      6,773,299
  Cost of shares reacquired                         (46,313,926)   (62,738,587)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                         (42,258,549)   (55,965,288)
--------------------------------------------------------------------------------
Decrease in Net Assets                              (34,050,326)   (81,631,015)
--------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                 122,727,421    204,358,436
--------------------------------------------------------------------------------
  End of year*                                      $88,677,095   $122,727,421
================================================================================
* Includes undistributed net investment income of:   $3,250,729     $4,083,876
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                            11

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Security and Growth Fund ("Fund") is a separate investment fund of the Smith Barney Principal Return Fund ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund are not currently offered for sale to new investors. The Trust consists of this Fund and one other fund: the Zeros Plus Emerging Growth Series 2000. The financial statements and financial highlights for the other fund are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over-the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. government securities are valued at the quoted bid price in the over-the-counter market; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At November 30, 1999, reclassifications were made to the capital account to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the


--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), through its Davis Skaggs Investment Management division, acts as investment manager of the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the Fund's sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by Private Trust. During the period October 1, 1999 through November 30, 1999, the Fund paid transfer agent fees of $16,677 to Smith Barney Private Trust Company.

CFBDS, Inc., ("CFBDS") acts as the Fund's distributor. Pursuant to a Distribution Plan, the Fund pays CFBDS a service fee calculated at an annual rate of 0.25% of the average daily net assets.

For the year ended November 30, 1999, Salomon Smith Barney Inc. ("SSB") received brokerage commissions of $2,100.

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the year ended November 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                        $ 30,863,283
--------------------------------------------------------------------------------
Sales                                                              79,983,152
================================================================================


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                            13

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At November 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                   $  12,374,454
Gross unrealized depreciation                                      (7,751,473)
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $ 4,622,981
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At November 30, 1999, the Fund held no purchased call or put options.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.


--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following written call option transactions occurred during the year ended November 30, 1999:

                                                         Number of
                                                         Contracts     Premium
================================================================================
Options written, outstanding at November 30, 1998               0     $       0
Options written during the year ended November 30, 1999     1,200       492,583
Options cancelled in closing purchase transactions         (1,200)     (492,583)
--------------------------------------------------------------------------------
Options written, outstanding at November 30, 1999               0     $       0
================================================================================

6. Securities Valued by the Fund's Board of Trustees

The following securities held by the Fund on November 30, 1999, are illiquid and valued at fair value in good faith by, or under the direction of, the Fund's Board of Trustees taking into consideration the appropriate economic, financial and other pertinent available information pertaining to these securities.

                                            Value           Percentage
                     Acquisition             Per     Fair    of Total
Security                Date       Shares   Share    Value  Net Assets   Cost
================================================================================
Aphton Corp. Warrants  6/17/96     125,000  $1.50  $187,500    0.21%  $        0
Power Spectra Inc.     9/11/95   4,090,908   0.01    40,909    0.05    3,272,726
Power Spectra Inc.     4/10/97   2,000,000   0.01    20,000    0.02      500,000
================================================================================

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                            15

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At November 30, 1999, the Fund loaned common stocks having a value of $3,367,063 and held the following collateral for loaned securities:

Security Description                                                   Value
================================================================================
Time Deposits:
  Bank Brussels Lambert, 5.7813% due 12/1/99                        $  343,670
  Banque of Paribas, 5.7500% due 12/199                                343,670
  Barclays Bank PLC, 5.6875% due 12/1/99                               343,670
  Chase, 5.6875% due 12/1/99                                           343,670
  UBS Securities, 5.4365% due 12/1/99                                  377,218

Floating Rate Note:
  Sigma Finance, 5.8200% due 12/199                                  1,039,211

Repurchase Agreement:
  JP Morgan, 5.7200% due 12/1/99                                       671,891
--------------------------------------------------------------------------------
Total                                                               $3,463,000
================================================================================

Income earned on loaned securities for the year ended November 30, 1999 was $30,406.

8. Shares of Beneficial Interest

At November 30, 1999, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund and the Zeros Plus Emerging Growth Series 2000 each constitute a sub-trust under the Master Trust Agreement.

Transactions in shares of the Fund were as follows:

                                      Year Ended                Year Ended
                                   November 30, 1999         November 30, 1998
================================================================================
Shares sold                                  412                       --
Shares issued on reinvestment            472,327                  721,825
Shares reacquired                     (5,253,305)              (6,865,212)
--------------------------------------------------------------------------------
Net Decrease                          (4,780,566)              (6,143,387)
================================================================================

9. Affiliated Transactions

At November 30, 1999, the Fund owned approximately 23% of Power Spectra, Inc. (with a value of $60,909), which represents less than 1% of the Fund's total net assets. Therefore, under the Investment Company Act of 1940, Power Spectra would be considered an affiliate of the Fund.


--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended November 30:

                               1999        1998        1997        1996        1995(1)
======================================================================================
Net Asset Value,
  Beginning of Year           $8.73      $10.12      $10.22      $10.68       $9.60
--------------------------------------------------------------------------------------
Income (Loss)
From Operations:
  Net investment income        0.36        0.32        0.28        0.33        0.28
  Net realized and
    unrealized gain (loss)     0.78       (1.35)       1.40        0.82        0.94
--------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations              1.14       (1.03)       1.68        1.15        1.22
--------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income       (0.31)      (0.28)      (0.03)      (0.62)         --
  Net realized gains             --       (0.08)      (1.75)      (0.99)      (0.14)
--------------------------------------------------------------------------------------
Total Distributions           (0.31)      (0.36)      (1.78)      (1.61)      (0.14)
--------------------------------------------------------------------------------------
Net Asset Value,
  End of Year                 $9.56       $8.73      $10.12      $10.22      $10.68
--------------------------------------------------------------------------------------
Total Return                  13.47%     (10.43)%     16.42%      11.15%      12.70%++
--------------------------------------------------------------------------------------
Net Assets,
  End of Year (000s)        $88,677    $122,727    $204,358    $244,007    $309,822
--------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses                     0.92%       0.94%       0.92%       0.99%       1.02%+
  Net investment income        3.23        2.88        2.62        2.88        4.07+
--------------------------------------------------------------------------------------
Portfolio Turnover Rate          31%         23%         20%         43%         26%
======================================================================================

(1) For the period from March 30, 1995 (commencement of operations) to November 30, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                            17

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Principal Return Fund:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Security and Growth Fund of Smith Barney Principal Return Fund as of November 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended and for the period from March 30, 1995 (commencement of operations) to November 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Security and Growth Fund of Smith Barney Principal Return Fund as of November 30, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended and for the period from March 30, 1995 to November 30, 1995, in conformity with generally accepted accounting principles.

                                                       /s/ KPMG LLP

New York, New York
January 14, 2000


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended November 30, 1999:

      o     A corporate dividends received deductions of 2.33%.

      o A total of 93.79% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                            19

                                                     SALOMON SMITH BARNEY
                                                     --------------------
                                                     A member of citigroup[LOGO]

Trustees

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller

John F. White, Emeritus

Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John G. Goode
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Manager

SSB Citi Fund Management LLC

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Transfer Agent

Smith Barney Private Trust Company
338 Greenwich Street, 22nd Floor
New York, New York 10013

Sub-Transfer Agent

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of the shareholders of Smith Barney Principal Return Fund -- Security and Growth Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Principal Return Fund
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD01052 1/00


                               [GRAPHIC OMITTED]

                             Smith Barney Principal
                             Return Fund

                             Zeros Plus
                             Emerging Growth
                             Series 2000

                             -------------
                             ANNUAL REPORT
                             -------------

                             November 30, 1999

                             [LOGO] Smith Barney
                                    Mutual Funds

             NOT FDIC INSURED - NOT BANK GUARANTEED - MAY LOSE VALUE

Smith Barney
Principal Return
Fund

[PHOTO OMITTED]

Heath B. McLendon

Chairman

[PHOTO OMITTED]

Richard A. Freeman

Vice President and Investment Officer

Dear Shareholder:

We are pleased to provide the final annual report for the Smith Barney Principal Return Fund-Zeros Plus Emerging Growth Series 2000 ("Fund") for the year ended November 30, 1999. For your convenience, we have summarized the Fund's investment strategy during the period. A comprehensive summary of performance and current holdings can be found in the appropriate sections that follow.

Performance Summary

The Fund commenced operations on August 30, 1991 and will mature on February 29, 2000. The chart below compares the Fund's solid returns versus its benchmarks and the Russell 2000 Index for the period ended November 30, 1999.

                                   One-Year   Three-Year  Five-Year    Since
                                     Total       Total      Total    Inception
                                    Return      Return     Return     8/30/91
                                    -----------------------------------------
Fund (without sales charges)         32.43%      56.21%     93.81%     143.35%
Fund (with sales charges)(1)          N/A         N/A        N/A       131.18%
Value Line Composite
  Geometric Index(2)                 (1.13)%     11.47%     52.70%      70.75%
Lehman Brothers Intermediate
  Term Gov't. Bond Index(2)           1.20%      17.17%     40.71%      67.91%
Russell 2000 Index(2)                15.67%      33.29%     99.59%     186.24%

--------------

(1) Please note that the return figures, with the effects of sales charges, for the one-year, three-year and five-year periods are not applicable (N/A) since sales charges were only levied during the Fund's offering period in 1991.

(2) The Value Line Composite Geometric Index is composed of the 1,700 stocks tracked by the Value Line Investment Survey. The Lehman Brothers Intermediate Term Government Bond Index is a broad measure of the performance of intermediate (one to ten year) U.S. government bonds. Indexes include the reinvestment of dividends and capital gains, if any, and exclude sales charges. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                             1

Market Overview

In contrast to the troubled conditions that prevailed in the global stock markets a year ago, investor confidence for the most part returned during the Fund's final full fiscal year. A year ago, while the markets began to recover from the summer's turmoil, many investors remained concerned that the U.S. economy would be negatively affected by the forces that had been hurting many overseas economies. The Federal Reserve Board's ("Fed") series of interest rate reductions last year alleviated many of those concerns and enabled the economy to continue growing in an uninterrupted manner.

Unlike weakness displayed in the first half of the Fund's fiscal year, the Russell 2000 Index, a measure of performance for smaller-capitalization stocks, outperformed the large-capitalization Standard & Poor's 500 Index ("S&P 500") for the six-month period ended November 30, 1999. (S&P 500 is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets.)

No longer were many investors shunning companies simply because their market capitalizations were small, as they saw a series of disappointing profit performances by some well known large capitalization companies. However, much of the improvement seen in the overall stock market and smaller-sized company stocks in the second half of the Fund's fiscal year was concentrated in technology-related companies -- particularly those addressing wireless communications and the burgeoning Internet economy.

During the period, many investors began to focus on an economy that appeared to be too strong with the potential to cause an increase in inflation. Concerns of an overheated economy did not go unnoticed by the Fed, which has raised short-term interest rates three times this year and having removed the stimulus afforded by its interest rate reductions during and just following the market turmoil of 1998.

Investment Strategy and Market Outlook

In the Fund, we continued to emphasize primarily young, innovative companies in dynamic industries that we believe possess above-average earnings growth during the next few years. Moreover, the portion of the Fund invested in U.S. Treasury securities has helped cushion the downside during turbulent periods in the stock market.

During the Fund's life, we have sought to identify and invest in companies that supply a product or offer a service that allows people to live more enjoyable lives, save businesses time and money or, in the case of pharmaceutical companies, offer drugs that are so efficacious that it becomes virtually impossible for doctors not to prescribe the drugs broadly. Also, we sought to own companies that have some measure of


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders
exclusivity with their products or services either through patent protection or the establishment of a strong franchise position. In our view, this pricing power has enabled these companies to maintain strong market positions, and that in turn has helped them to achieve above-average profitability over the long term.

We remain convinced that well-positioned biotechnology companies and those supplying products that help facilitate the growth of the Internet should be the cornerstones of a prudently created investment portfolio. However, we thought it is important that we own companies for the long term. We have sought to own companies that have a reasonable probability of becoming profitable and not businesses that are simply caught up in the emotional euphoria present in rapidly growing areas of the economy.

Thank you for your investment in the Smith Barney Principal Return Fund-Zeros Plus Emerging Growth Series 2000. We hope you are satisfied with the results we have achieved over the life of the Fund.

Sincerely,


/s/ Heath B. McLendon             /s/ Richard A. Freeman

Heath B. McLendon                 Richard A. Freeman
Chairman                          Vice President and
                                  Investment Officer

December 20, 1999


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                            3

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                        Net Asset Value
                      -------------------
                      Beginning     End      Income     Capital Gain    Total
Year Ended             of Year    of Year   Dividends  Distributions  Returns(1)
================================================================================
11/30/99               $8.07       $9.29     $0.26         $1.08        32.43%
--------------------------------------------------------------------------------
11/30/98                8.46        8.07      0.31          0.49         5.05
--------------------------------------------------------------------------------
11/30/97                8.63        8.46      0.00          1.23        12.28
--------------------------------------------------------------------------------
11/30/96                9.28        8.63      0.57          0.22         1.55
--------------------------------------------------------------------------------
11/30/95                8.15        9.28      0.27          0.35        22.17
--------------------------------------------------------------------------------
11/30/94                9.00        8.15      0.34          0.50        (0.20)
--------------------------------------------------------------------------------
11/30/93                8.16        9.00      0.29          0.09        15.72
--------------------------------------------------------------------------------
11/30/92                7.57        8.16      0.10          0.00         9.15
--------------------------------------------------------------------------------
8/30/91* - 11/30/91     7.60        7.57      0.00          0.00        (0.39)+
================================================================================
Total                                        $2.14         $3.96
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                          Without                With
                                      Sales Charge(1)       Sales Charge(2)
================================================================================
Year Ended 11/30/99                        32.43%                N/A
--------------------------------------------------------------------------------
Five Years Ended 11/30/99                  14.15                 N/A
--------------------------------------------------------------------------------
8/30/91* through 11/30/99                  11.37                10.68%
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                               Without
                                                           Sales Charge(1)
================================================================================
8/30/91* through 11/30/99                                     143.35%
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, shares reflect the deduction of the maximum initial sales charge of 5.00% which was applicable during the initial offering period.

+ Total return is not annualized, as it may not be representative of the total return for the year.

*     Commencement of operations.


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
                     Zeros Plus Emerging Growth Series 2000
                       vs. Value Line Composite Index and
            Lehman Brothers Intermediate Term Government Bond Index+
--------------------------------------------------------------------------------

                          August 1991 -- November 1999

                             [PLOT POINTS TO COME]

+ Hypothetical illustration of $10,000 invested in shares of the Zeros Plus Emerging Growth Series 2000 from August 30, 1991 (commencement of operations), assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 1999. The Value Line Composite Index - Geometric, composed of approximately 1,700 stocks, is a geometric average of the daily price percentage change in each stock covering both large and small capitalized companies. The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. Government Treasury and Agency securities. These indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Investors may not invest directly in an index.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                             5

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                               November 30, 1999
--------------------------------------------------------------------------------

Common Stock Industry Breakdown
(as a percentage of total common stock)

[The following table has been depicted as a pie chart in the printed materials.]

                          Telecommunications       31.4%

                          Biotechnology            18.6%

                          Capital Goods             9.2%

                          Drug Delivery             1.4%

                          Technology               13.8%

                          Pharmaceuticals          25.6%

                                                                Percentage of
Top Ten Holdings                                              Total Investments
================================================================================
U.S. Treasury Strips                                                47.1%
C-COR Electronics, Inc.                                              9.5
IDEC Pharmaceuticals Corp.                                           6.8
Adaptive Broadband Corp.                                             6.0
Chiron Corp.                                                         5.9
Tyco International Ltd.                                              4.6
Goldman, Sachs & Co.                                                 3.4
Genzyme Corp. - General Division                                     3.1
Forest Laboratories, Inc.                                            2.7
Quantum Corp.                                                        2.4
================================================================================


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        November 30, 1999
--------------------------------------------------------------------------------

    SHARES                         SECURITY                             VALUE
================================================================================
COMMON STOCK -- 49.5%
Biotechnology -- 9.2%
       95,000   Chiron Corp.*                                        $ 3,117,187
       46,000   Genzyme Corp. - General Division*                      1,656,000
        5,402   Genzyme Corp. - Molecular Oncology*                       26,672
        8,234   Genzyme Corp. - Surgical Products*                        44,258
        3,000   Genzyme Corp. - Tissue Repair*                             5,156
--------------------------------------------------------------------------------
                                                                       4,849,273
--------------------------------------------------------------------------------
Capital Goods -- 4.6%
       60,000   Tyco International Ltd.                                2,403,750
--------------------------------------------------------------------------------
Drug Delivery -- 0.7%
      100,000   Advanced Polymer Systems, Inc.*                          362,500
--------------------------------------------------------------------------------
Pharmaceutical -- 12.7%
       28,000   Forest Laboratories, Inc., Class A Shares*             1,433,250
       28,000   IDEC Pharmaceuticals Corp.*                            3,549,000
      100,000   SICOR Inc.*                                              478,125
       45,000   Vertex Pharmaceuticals Inc.*                           1,195,313
--------------------------------------------------------------------------------
                                                                       6,655,688
--------------------------------------------------------------------------------
Technology -- 6.8%
       75,000   Excel Technology, Inc.*                                1,096,875
       80,000   Quantum Corp. - DLT & Storage Systems*                 1,260,000
       40,000   Quantum Corp. - Hard Disk Drive*                         275,000
       50,000   Tech - Sym Corp.*                                        943,750
--------------------------------------------------------------------------------
                                                                       3,575,625
--------------------------------------------------------------------------------
Telecommunications -- 15.5%
       79,500   Adaptive Broadband Corp.*                              3,160,125
       98,000   C-COR.net Corp.*                                       5,004,125
--------------------------------------------------------------------------------
                                                                       8,164,250
--------------------------------------------------------------------------------
                TOTAL COMMON STOCK
                (Cost -- $9,206,648)                                  26,011,086
================================================================================
    FACE
    AMOUNT                         SECURITY                              VALUE
================================================================================
U.S. TREASURY STRIPS -- 47.1%
  $25,000,000   U.S. Treasury Strips, zero coupon due 2/15/00
                (Cost -- $24,590,665)                                 24,730,750
================================================================================
REPURCHASE AGREEMENT -- 3.4%
    1,807,000   Goldman, Sachs & Co., 5.630% due 12/1/99;
                Proceeds at maturity -- $1,807,283; (Fully
                collateralized by U.S. Treasury Notes and Bonds,
                5.250% to 11.875% due 11/30/00 to 11/15/28;
                Market value -- $1,843,144) (Cost -- $1,807,000)       1,807,000
================================================================================
                TOTAL INVESTMENTS -- 100%
                (Cost -- $35,604,313**)                              $52,548,836
================================================================================
*     Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                             7

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            November 30, 1999
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $35,604,313)                        $52,548,836
  Cash                                                                        11
  Dividends and interest receivable                                          283
--------------------------------------------------------------------------------
  Total Assets                                                        52,549,130
--------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable                                        17,334
  Administration fees payable                                              8,667
  Dividends payable                                                        1,033
  Distribution fees payable                                                  610
  Accrued expenses                                                        37,844
--------------------------------------------------------------------------------
  Total Liabilities                                                       65,488
--------------------------------------------------------------------------------
Total Net Assets                                                     $52,483,642
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                         $     5,652
  Capital paid in excess of par value                                 32,708,144
  Undistributed net investment income                                  1,505,675
  Accumulated net realized gain from security transactions             1,319,648
  Net unrealized appreciation of investments                          16,944,523
--------------------------------------------------------------------------------
Total Net Assets                                                     $52,483,642
================================================================================
Shares Outstanding                                                     5,652,398
--------------------------------------------------------------------------------
Net Asset Value (and redemption price)                               $      9.29
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended November 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                           $ 2,061,662
  Dividends                                                                3,325
--------------------------------------------------------------------------------
  Total Investment Income                                              2,064,987
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)                                      201,701
  Distribution fees (Note 2)                                             126,063
  Administration fees (Note 2)                                           100,850
  Shareholder and system servicing fees                                   61,816
  Audit and legal                                                         42,604
  Shareholder communications                                              13,108
  Trustees' fees                                                           6,535
  Custody                                                                  2,456
  Other                                                                    3,820
--------------------------------------------------------------------------------
  Total Expenses                                                         558,953
--------------------------------------------------------------------------------
Net Investment Income                                                  1,506,034
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                               13,562,218
    Cost of securities sold                                            6,948,937
--------------------------------------------------------------------------------
  Net Realized Gain                                                    6,613,281
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year                                                 10,947,320
    End of year                                                       16,944,523
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                              5,997,203
--------------------------------------------------------------------------------
Net Gain on Investments                                               12,610,484
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $14,116,518
================================================================================

                       See Notes to Financial Statements.


Smith Barney Principal Return Fund                                             9

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended November 30,
--------------------------------------------------------------------------------

                                                             1999              1998
=======================================================================================
OPERATIONS:
  Net investment income                                  $  1,506,034      $  1,755,896
  Net realized gain                                         6,613,281         2,958,032
  Increase (decrease) in net unrealized appreciation        5,997,203        (2,131,525)
---------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                   14,116,518         2,582,403
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                    (1,561,867)       (2,125,380)
  Net realized gains                                       (5,545,356)       (2,872,512)
---------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                          (7,107,223)       (4,997,892)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net asset value of shares issued for
    reinvestment of dividends                               6,902,647         4,872,682
  Cost of shares reacquired                               (11,461,932)      (11,261,322)
---------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                                (4,559,285)       (6,388,640)
---------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                           2,450,010        (8,804,129)

NET ASSETS:
  Beginning of year                                        50,033,632        58,837,761
---------------------------------------------------------------------------------------
  End of year*                                           $ 52,483,642      $ 50,033,632
=======================================================================================
* Includes undistributed net investment income of:       $  1,505,675      $  1,561,508
=======================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Zeros Plus Emerging Growth Series 2000 ("Fund") is a separate investment fund of the Smith Barney Principal Return Fund ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund are not currently offered for sale to new investors. The Trust consists of this Fund and one other fund: Security and Growth Fund. The financial statements and financial highlights for the other fund are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over-the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. government securities (other than short-term securities) are valued at the quoted bid price in the over-the-counter market; investment in securities for which market quotations are not available are valued at fair value as determined by the Board of Trustees; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign income dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                            11

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

accepted accounting principles. At November 30, 1999, reclassifications were made to the Fund's undistributed net investment income and accumulated net realized gains to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup") acts as investment adviser of the Fund. The Fund pays SSBC an investment advisory fee calculated at an annual rate of 0.40% of the average daily net assets. SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the Fund's sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by Private Trust. During the period October 1, 1999 through November 30, 1999, the Fund paid transfer agent fees of $8,996 to Private Trust.

CFBDS, Inc. acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for the Fund's portfolio agency transactions. For the year ended November 30, 1999, SSB did not receive any brokerage commissions.

Pursuant to a Distribution Plan, the Fund pays SSB a service fee calculated at an annual rate of 0.25% of the average daily net assets.

All officers and one Trustee of the Trust are employees of SSB.


--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3. Investments

During the year ended November 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                                    --
--------------------------------------------------------------------------------
Sales                                                               $13,562,218
================================================================================

At November 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $17,388,302
Gross unrealized depreciation                                          (443,779)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $16,944,523
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Shares of Beneficial Interest

At November 30, 1999, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund and Security and Growth Fund, each constitutes a sub-trust under the Master Trust Agreement.

Transactions in shares of the Fund were as follows:

                                               Year Ended         Year Ended
                                            November 30, 1999  November 30, 1998
================================================================================
Shares issued on reinvestment                    760,023            604,422
Shares reacquired                             (1,304,564)        (1,365,032)
--------------------------------------------------------------------------------
Net Decrease                                    (544,541)          (760,610)
================================================================================


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                            13

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended November 30:

                                               1999      1998      1997      1996    1995
=========================================================================================
Net Asset Value,
  Beginning of Year                           $8.07     $8.46     $8.63     $9.28   $8.15
-----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.27      0.28      0.28      0.30    0.27
  Net realized and unrealized gain (loss)      2.29      0.13      0.78     (0.16)   1.48
-----------------------------------------------------------------------------------------
Total Income From Operations                   2.56      0.41      1.06      0.14    1.75
-----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.26)    (0.31)       --     (0.57)  (0.27)
  Net realized gains                          (1.08)    (0.49)    (1.23)    (0.22)  (0.35)
-----------------------------------------------------------------------------------------
Total Distributions                           (1.34)    (0.80)    (1.23)    (0.79)  (0.62)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $9.29     $8.07     $8.46     $8.63   $9.28
-----------------------------------------------------------------------------------------
Total Return                                  32.43%     5.05%    12.28%     1.55%  22.17%
-----------------------------------------------------------------------------------------
Net Assets, End of Year (millions)              $52       $50       $59       $65     $77
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     1.11%     1.10%     1.05%     1.11%   1.17%
  Net investment income                        2.99      3.30      3.15      3.15    3.12
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                           0%        0%        0%        0%      6%
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended November 30, 1999:

      o     Total long-term capital gain distributions paid of $5,545,356.

      o A total of 98.94% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Principal Return Fund:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Zeros Plus Emerging Growth Series 2000 of Smith Barney Principal Return Fund as of November 30, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Zeros Plus Emerging Growth Series 2000 of Smith Barney Principal Return Fund as of November 30, 1999, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                                /s/ KPMG LLP

New York, New York
January 14, 1999


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                            15

                                                            SALOMON SMITH BARNEY
                                                    ----------------------------
                                                    A member of citigroup [LOGO]

Trustees

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller

John F. White, Emeritus

Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Richard A. Freeman
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Manager

SSB Citi Fund Management LLC

Distributor

CFBDS, Inc.

Custodian

PNCBank, N.A.

Transfer Agent

Smith Barney Private Turst Company
388 Greenwich Street, 22nd Floor
New York, New York  10013

Sub-Transfer Agent

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island  02940

This report is submitted for the general information of the shareholders of Smith Barney Principal Return Fund -- Zeros Plus Emerging Growth Series 2000. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Principal Return Fund
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD0306 1/00